SUPPLEMENT DATED NOVEMBER 27, 2006 TO

      PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006


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                               BERWYN FUND SERIES

                               OF THE BERWYN FUNDS

                                  (the "Trust")


REOPENING OF THE BERWYN FUND SERIES TO NEW INVESTORS

The investment adviser of the Berwyn Fund Series, The Killen Group, Inc. (the "Adviser"), has recommended to the Board of Trustees of the Trust, and the Board has approved, effective as of December 1, 2006, that the Berwyn Fund Series will be reopened for investment to new investors. Effective as of December 1, 2006, shares of the Berwyn Fund Series will also be available for exchange from other series of the Trust, subject to the exchange limitation and any applicable redemption fees described under "Exchange of Shares" in the Prospectus.

The Berwyn Funds reserve the right to close the Fund to new investors or to otherwise limit future sales of shares.